UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 6, 2006

                      -------------------------------------

                                 GeneThera, Inc.
                                 ---------------
               (Exact name of registrant as specified in charter)

                      -------------------------------------

Florida                                  000-27237                    65-0622463
-------                                  ---------                    ----------
(State of other jurisdiction of        (Commission              (I.R.S. Employer
incorporation or organization)         File Number)       Identification Number)

3930 Youngfield
Wheat Ridge, Colorado                                                      80033
---------------------                                                      -----
(Address of Principal Executive Office)                               (Zip Code)

       Registrant's telephone number, including area code: (303) 463-6371

                          Copies of Communications to:
               Dennis H. Johnston, a Professional Law Corporation
                                  9422 Canfield
                           La Habra, California 90631
                               Tel (562) 694-5092
                               Fax (619) 694-0412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           FORWARD-LOOKING STATEMENTS

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words "may," "could," "estimate," "intend," "continue," "believe," "expect" or "anticipate" or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to the possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see "Factors that May Affect Future Results" in our Annual Report on Form 10-KSB for the year ended December 31, 2005.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Investment Agreement with Imperial Capital Holdings

On May 2, 2006, the Registrant entered into an Investment Agreement with Imperial Capital Holdings ("Imperial"). Under the terms of the agreement, the Registrant agreed to issue and sell to Imperial, and Imperial agreed to purchase from the Registrant up to that number of shares of common stock having an aggregate purchase price of $5,000,000. The Registrant will be able to require Imperial to purchase up to the $5,000,000 of its common stock over a two-year period commencing on the date a registration statement is declared effective by the SEC covering shares of the Registrant's common stock underlying the Investment Agreement. These funds will be able to be drawn at the Registrant's discretion by delivering a written notice ("Put Notice") stating the amount of funds the Registrant wishes to draw ("Put Amount"). The Put Amount shall be equal to 93% of the market price of the Registrant's common stock, as calculated in accordance with the terms of the Investment Agreement, provided that in no event will the Put Amount be less than $10,000, or greater than $250,000. The Registrant shall not be entitled to submit a Put Notice until after the previous closing has been completed.

Registration Rights. Pursuant to the terms of the Registration Rights Agreement dated May 2, 2006 between Imperial and the Registrant, the Registrant is obligated to file a registration statement registering shares of the Registrant's common stock issuable on the date proceeding the filing of the Registration Statement based on the closing bid price of the Registrant's common stock on such date and the amount reasonably calculated that represents common stock estimated to be issued under the Investment Agreement, except to the extent that the SEC requires the share amount to be reduced as a condition of effectiveness. The Registrant shall use commercially reasonable efforts to have the Registration Statement declared effective by the SEC within 120 calendar days after the filing of the Registration Statement.

Placement Agent. In connection with the Investment Agreement, on May 2, 2006 the Registrant entered into a Placement Agent Agreement with Brewer Financial Services, LLC, a NASD registered broker-dealer. The Placement Agent will render consulting services to the Registrant with respect to the Investment Agreement and will be available for consultation in connection with the advances to be requested by the Registrant pursuant to the Investment Agreement. The Registrant agreed to pay to the Placement Agent 1% of the gross proceeds from each draw for all services in connection with the Placement Agent Agreement.

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The foregoing is a summary of the terms of the agreements with Imperial and does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, copies of which are attached hereto as Exhibit 10.21, the Equity Investment Agreement, Exhibit 10.22, the Registration Rights Agreement, and Exhibit 10.23, the Placement Agent Agreement.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On May 5, 2006, GeneThera, Inc. (the "Registrant") entered into a subscription agreement and issued 1,500,000 shares of the Registrant's Series B convertible, preferred stock, par value $0.001 per share (the "Series B Preferred Stock"), to Antonio Milici, Registrant's Chief Executive Officer and Chairman of the Board of Directors. The Series B Preferred Stock was issued to Dr. Milici for cash consideration of $.04, per share, or an aggregate of Sixty Thousand ($60,000) Dollars.

The Series B Preferred Stock issuance to Dr. Milici was exempt under Section 4(2) of the Securities Act. Dr. Milici had access to information about the Registrant and the shares of Series B Preferred Stock issued contain the appropriate restrictive legend restricting their transferability absent registration or an available exemption.

Pursuant to the Registrant's Certificate of Designation establishing the Series B Preferred Stock, each share of the currently issued and outstanding Series B Preferred Stock may be converted into ten (10) fully paid and non-assessable shares of the Registrant's common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series B Preferred Stock is entitled to the number of votes on such matters equal to the number of shares of the Series B Preferred Stock held by such holder multiplied by twenty (20).

The foregoing is a summary of the rights and preferences of the Series B Preferred Stock and does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Rights and Preferences of the Series B Convertible, Preferred Stock, a copy of which is attached hereto as Exhibit 3.2.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

On May 19, 2006, Steven M. Grubner resigned from his position as Chief Financial Officer. Mr. Grubner's resignation was not based on any disagreement with us on any matter relating to our operations, policies or practices. Mr. Grubner will remain as a Director of GeneThera, Inc.

ITEM 9.01 EXHIBITS.

3.2   Certificate  of  Designation  of  Rights  and   Preferences  of  Series  B
      Convertible Preferred Stock

10.21 Equity Investment Agreement with Imperial Capital Holdings, dated May 2, 2006

10.22 Registration Rights Agreement with Imperial Capital Holdings, dated May 2, 2006

10.23 Placement Agent Agreement with Brewer Financial Services, LLC, dated May 2, 2006

99.1  Letter of resignation dated May 19, 2006, from Steven Grubner.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GeneThera, Inc.,
                                        a Florida corporation


                                        By:/s/ Antonio Milici
                                           -------------------------------------
                                           Antonio Milici, Chief Executive
                                           Officer

Date: August 7, 2006